                                                                   EXHIBIT 10.11

                               SECOND AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

         THIS SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment"), is entered into as of the 20th day of April, 1998, by and among Cavanaughs Hospitality Corporation, a Washington corporation ("CHC" or "General Partner"), and Templin's Resort & Conference Center, Inc., an Idaho corporation ("Templin" or the "Incoming Partner").

         A. CHC, as General Partner, and North River Drive Company, a Washington corporation, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (the "Original Partnership Agreement").

         B. CHC has completed on April 8, 1998 the initial public offering of CHC Shares under the terms of which 5,962,250 shares have been issued (consisting of 5,175,000 share basic offering, 776,250 share over-allotment, and 11,000 share restricted stock grant all as described in the prospectus of the initial public offering), and has contributed the proceeds thereof to the Partnership for the corresponding number of new Partnership Units held by CHC as a Limited Partner Interest.

         B. Templin holds as Lender a promissory note in the original face amount of $3,412,989.68 dated February 2, 1998 ("Templin Note") executed by the Partnership as Borrower and secured by and arising out of the acquisition of certain hotel property by the Partnership, which Templin proposes to modify by reducing the principal balance of the Templin Note by $1,500,000 of the principal balance in exchange for Partnership Units in the Partnership to be distributed to Templin as Incoming Partners as of April 20, 1998.

         C. The General Partner is willing to consent to the admission of the Incoming Partner as Limited Partner of the Partnership and to cause the Partnership to accept the Incoming Partners' capital contribution and issue Partnership Units therefor.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Partnership Agreement.

         2. Agreement to be Bound. By their signatures below, the Incoming Partner hereby unconditionally accepts, affirms and agrees to be bound by each of the terms, covenants and conditions of the Original Partnership Agreement, as amended by this Amendment (the "Partnership Agreement"), including, without limitation, the power of attorney granted in Section 2.4 thereof.

         3. General Partner Consent. The General Partner hereby consents to the admission of the Incoming Partner as an Additional Limited Partner.

         4. Admission of Incoming Partners; Issuance of Partnership Units. The Incoming Partner is hereby admitted, effective as of the date hereof, to the Partnership as an Additional Limited Partner. In consideration for the Capital Contributions made by the Incoming Partner, the Incoming Partner shall be issued the number of Partnership Units (as a Limited Partner Interest) as is set forth opposite the Incoming Partner's name on Exhibit A hereto.

         5. Percentage Interests. After giving effect to the issuance of additional CHC Shares and contribution of the proceeds therefore to the Partnership described in Recital B above and the acceptance of the Incoming Partner's Capital Contributions in exchange for Partnership Units as described in Recital C above, the Percentage Interests of the Partners are as set forth on Exhibit B hereto, subject to change as described in the Partnership Agreement.

         6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Original Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        GENERAL PARTNER:

                                        CAVANAUGHS HOSPITALITY CORPORATION, a
                                        Washington corporation

                                        By: /s/ Donald K. Barbieri
                                            ------------------------------------
                                                Donald K. Barbieri, President

                                        INCOMING PARTNERS:

                                        TEMPLIN'S RESORT & CONFERENCE CENTER,
                                        INC., an Idaho corporation

                                        By: /s/ Robert G. Templin
                                            ------------------------------------
                                                Robert G. Templin, President

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EXHIBIT A

      Incoming Partners:            Address For Notices:        Partnership Units:
      -----------------             -------------------         -----------------
Templin's Resort & Conference       414 East First Avenue
Center, Inc.                        Post Falls, ID 83854              100,000

EXHIBIT B

PERCENTAGE INTEREST OF THE PARTNERS

                                                               Partnership Units      Percentage Interests
                                                               -----------------      --------------------
GENERAL PARTNER:

Cavanaughs Hospitality Corporation as General Partner                70,842.51              0.53276%

LIMITED PARTNERS:

Cavanaughs Hospitality Corporation as Limited Partner            12,904,817.98             97.04826%

North River Drive Company                                            70,842.51              0.53276%

Donald K. Barbieri and Heather M. Barbieri,                          44,837.00              0.33719%
  husband and wife

Thomas M. Barbieri and Eileen Barbieri,                              32,608.00              0.24522%
  husband and wife

Richard L. Barbieri and Cara Lyn Tangen,                              8,154.00              0.06132%
  husband and wife

Barbieri Family Foundation, Inc.                                     65,218.00              0.49046%

Templin's Resort and Conference Center, Inc.                        100,000.00              0.75203%

                                                                 =============             ========

Total                                                            13,297,320.00                100.0%